DELAWARE GROUP EQUITY FUNDS III

Delaware Focused Growth Fund
Delaware Focused Value Fund
Delaware Health Care Fund

Supplement to the Fund's Prospectuses
dated August 27, 2002

(each a "Fund")

On August 21, 2003, the Board of Trustees of Delaware Group Equity Funds III unanimously voted to liquidate and dissolve the Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund series of the Trust.

As a result of the decision to pursue liquidation and dissolution of each Fund, as of the date of this Supplement, new investors are no longer permitted to purchase shares of each Fund.

Each Fund's shareholders will incur no front-end or contingent deferred sales charges upon these exchanges.

Current shareholders are being offered the opportunity to exchange their shares of a Fund for shares of other Delaware Investments funds in advance of the liquidation by calling our Shareholder Services Center at 800 523-1918. Shareholders will be permitted to exchange their shares, irrespective of the class they hold, for the Class A shares of any other Delaware Investments fund. Shareholders will incur no front-end or contingent deferred sales charges ("CDSC") upon these exchanges.

If a current shareholder does not request an exchange to another Delaware Investments fund by the close of business on October 31, 2003, the shareholder will be paid a liquidation distribution by their respective Fund.

Please keep this Supplement for future references.

This Supplement is dated August 22, 2003.